Putnam
California
Tax Exempt
Money Market
Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Assets of money market mutual funds broke through the $1 trillion mark for the first time in their 25-year history last week, totaling $1.007 trillion for the period ending August 12. Assets have increased at an average of 45.3 percent a year over the past 20 years, and have increased by $147.2 billion, or 17.1 percent, over the past year alone (August 13, 1996 through August 12, 1997)."

                                 -- IBC's Money Fund Report, August 22, 1997

* "While California's fiscal and economic situation appears to have stabilized into a position of strength, we remain extremely cautious in securities selection for the fund, since preserving credit quality and net asset value remain two of the most important components of our investment strategy."

                                         -- Brian Torpey, manager
                                            Putnam California Tax Exempt
                                            Money Market Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In contrast to the somewhat unsettled interest-rate environment that prevailed when Putnam California Tax Exempt Money Market Fund's management reported to you at the fiscal year's midpoint, stable rates kept fixed-income investors more or less calm during the second half. Ongoing economic strength raised some questions about inflation but current economic data continue to suggest growth slow enough to satisfy the ever vigilant Federal Reserve Board.

I am pleased to introduce your fund's new manager, Brian S. Torpey. Brian joined Putnam in 1996 as tax-exempt cash manager. He currently manages two other Putnam tax-exempt money market funds as well as the cash positions of our tax-exempt bond funds. Before coming to Putnam, Brian was with Municipal Market Data. He has nine years of investment industry experience.

In the following report, Brian reviews the fund's fiscal year that ended on September 30, 1997, and discusses prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
Brian S. Torpey

Putnam California Tax Exempt Money Market Fund concluded its fiscal year much as it began, in an environment marked by solid economic growth, low inflation, and relatively moderate interest rates. In this climate, your fund's conservative investment strategy continued to serve shareholders well. Once again, an emphasis on superior quality, capital preservation, and current tax-free income enabled the fund to provide a competitive total return while maintaining a stable $1.00 share price.

*STEADY GROWTH, LOW INFLATION ENVIRONMENT CONTINUES

The U.S. economy maintained its ongoing strength throughout the fund's fiscal year. While expansion of the gross domestic product (GDP) in the second quarter slowed slightly to 3.3% from 4.9% in the first quarter, summer and early fall statistics continued to indicate healthy growth. The index of leading economic indicators rose solidly in July and August, as did retail spending, construction spending, and industrial production. In fact, despite the UPS strike -- when some companies may have slowed output because of nonshipment of parts needed for their production lines -- recent gains have been vigorous enough to surpass the torrid pace of capacity expansion. Consumer confidence has been rising too, closing in on the 28-year high seen in June.

In the past, economic strength has been a traditional harbinger of higher inflation. The current expansion thus far has not followed this pattern. Consumer prices, excluding food and energy costs, inched up at a scant 2.2% annual rate this year, down from 3.0% last year. However, there are hints that pressures may be building. Energy prices have moved up while labor markets remain tight, with the nation's unemployment rate for the first half of 1997 falling below 5% for the first time since 1973. These factors, along with the labor-friendly UPS strike settlement, could push up inflation in the months ahead. This may prompt the Federal Reserve Board to tighten short-term interest rates in response.

* MONETARY POLICY STAYS ON HOLD FOR THE MOMENT

While volatility in the financial markets continues to reflect investor sensitivity to inflationary pressures, the Fed has not raised short-term rates since its March meeting. In April and May, money market yields rose in expectation of another increase, but the board failed to act and yields backed down to their current levels, near the target federal funds rate. Although the "persistent strength in demand" cited by Fed officials as a key reason for their March interest-rate tightening has continued, this demand has not yet led to rising prices, and at subsequent meetings during the period, the Fed found no compelling reason to raise rates again. However, in his October congressional testimony, the Fed's chairman, Alan Greenspan, did warn that the economy was still on "an unsustainable track" and had not slowed enough to eliminate the threat of renewed inflation. Whether those cautionary words will translate into interest-rate action remains to be seen.

* CALIFORNIA ACHIEVES FISCAL, ECONOMIC STRENGTH

After suffering a severe recession during the early 1990s because of weakness in the aerospace, defense, and real estate industries, California's economy appears to be on the rebound. The high-technology, electronics, and manufacturing sectors are fueling the current expansion. Today's California economy is also more diversified than it was in the early 1990s, giving the state a better opportunity to build on its current strength. The unemployment rate has also dropped consistently for the past three years, although it still exceeds the national average.

As the healthy U.S. economy has reduced the borrowing needs of the U.S. Treasury, so has California's economic strength reduced the state's borrowing needs. Consequently, the state's issuance of tax-exempt municipal notes has dropped from its previous high of approximately $6 billion in the early 1990s to this year's issue of $3 billion. Despite the vast improvement in the California economy and the accompanying swell in tax revenues, state lawmakers have resisted spending increases and the state's budget remains conservative.

* STAYING NEUTRAL AND KEEPING QUALITY HIGH

Given our current expectation of higher interest rates by early 1998, we have continued to position the fund flexibly. During the fiscal year, this meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to be ready to take advantage of incrementally higher yields, should interest rates begin to rise. Throughout the period, we continued to seek out securities offering strong value and solid yield.

Although the healthy California economy and its sound budgetary position continue to create more confidence in the overall quality of state debt, we still put extra effort into identifying only the highest quality investments for your fund. Our standards for credit quality remain extremely strict, and our approach continues to focus on traditional tax-exempt money market securities including variable rate demand notes (VRDNs) and municipal commercial paper from large top-quality issuers.

As an extra measure of caution, we continue to eschew tax-exempt issues from local municipalities unless they feature credit enhancements such as insurance or bank letters of credit. The insurance and letters of credit offer a guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. Currently, more than 79% of your fund's investments are insured or backed by letters of credit.

* OUTLOOK: HIGHER RATES LIKELY

While many investors seem to be extending their expectations of stable short-term interest rates almost indefinitely, we believe that as time goes on there will be moderate upward pressure on interest rates driven by the strong economy. Actual inflation remains quite low at present but pressures are certainly building, and the market remains vulnerable to any news of an uptick.

With its neutral portfolio duration and conservative, quality-focused investment strategy, your fund remains well positioned for what lies ahead. Should interest rates begin to rise, we should be able to take advantage of higher yields and potentially capture additional income for the fund. In the meantime, we will continue to concentrate on preserving net asset value and maintaining a superior quality portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE COMPARISONS (9/30/97)

                                           Current      After-tax
                                            return*       return
------------------------------------------------------------------------------
Passbook savings account                     2.00%         1.10%
------------------------------------------------------------------------------
Taxable money market fund (7-day yield)      5.04          2.76
------------------------------------------------------------------------------
3-month certificate of deposit               4.10          2.25
------------------------------------------------------------------------------
Putnam California Tax Exempt
Money Market Fund (7-day yield)              3.16          3.16
------------------------------------------------------------------------------
The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 45.22% maximum combined federal and state income tax rate.

*Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax and California personal income tax, consistent with capital preservation, stable principal, and liquidity.

COMPARATIVE RETURNS FOR PERIODS ENDED 9/30/97

                                                   Lipper
                                                 California
                                                 Tax Exempt      Consumer
                                  Fund shares    Money Market      Price
                                    at NAV       Fund Average      Index
------------------------------------------------------------------------------
1 year                              2.87%           2.97%          2.15%
------------------------------------------------------------------------------
5 years                             12.84          14.20          14.08
Annual average                       2.45           2.69           2.67
------------------------------------------------------------------------------
Life of fund (10/26/87)             40.11          42.66          39.81
Annual average                       3.45           3.65           3.44
------------------------------------------------------------------------------
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97
------------------------------------------------------------------------------
Distributions (number)                    12
------------------------------------------------------------------------------
Income                                  $0.02832
------------------------------------------------------------------------------
  Total                                 $0.02832
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1                      3.16%
------------------------------------------------------------------------------
Taxable equivalent2                       5.77
------------------------------------------------------------------------------
Current 30-day yield1                     2.96
------------------------------------------------------------------------------
Taxable equivalent2                       5.40
------------------------------------------------------------------------------
1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.
2 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper California Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in the average.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam California Tax Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Tax Exempt Money Market Fund (the "fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 10, 1997



Portfolio of investments owned
September 30, 1997

Key to Abbreviations
COP  -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FSA  -- Financial Security Assurance
LOC  -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corporation
VRDN -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (95.4%) *
PRINCIPAL AMOUNT                                                               RATING **               VALUE

California (95.4%)
------------------------------------------------------------------------------------------------------------
$     2,100,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds VRDN
                   (Pacific Gas & Elec.), Ser. F, 3.3s, 11/1/26
                   (Banque Nationale Paris LOC)                                VMIGI          $    2,100,000
      1,350,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds
                   (Chevron USA Inc.), 3.9s, 11/15/01                          Aa2                 1,350,000
      1,205,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds VRDN
                   (Southdown Inc.), 3.6s, 2/15/98 (Societe
                   Generale LOC)                                               VMIGI               1,205,000
      3,000,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                   VRDN (Pooled Project), Ser. C, 3.8s, 6/1/28
                   (National Westminster Bank LOC)                             VMIGI               3,000,000
      4,000,000  CA St. Notes (Antic Nts.), 4 1/2s, 6/30/98                    MIGI                4,018,906
                 Indio, Multi-Fam. Rev. Bonds VRDN
      2,000,000    (Carreon), Ser. A, 3.95s, 8/1/26 (Redlands
                   Federal Bank LOC))                                          VMIGI               2,000,000
      2,200,000    (Western Fed. Sav. & Loan Assoc.), 4s, 6/1/05
                   (Wells Fargo & Co. LOC)                                     VMIGI               2,200,000
      1,500,000  Los Angeles Cnty., Trans Sales Tax
                   Rev. Bonds, 8s, 7/1/18                                      AAA                 1,575,222
        920,000  Northern CA Pwr. Agcy. Pub. Pwr.
                   Rev. Bonds, Ser. B-1, 8s, 7/1/24                            AAA                   948,239
      2,400,000  Oakland, VRDN COP (Cap. Equip.),
                   4.2s, 12/1/15 (National Westminister
                   Bank LOC)                                                   VMIGI               2,400,000
      2,200,000  Orange Cnty., Sanitation Dist. COP
                   (Nos. 1-2-3-6-7 & 11), Ser. C, FGIC,
                   3.4s, 8/1/17                                                AAA                 2,200,000
      2,200,000  Orange Cnty., Apt. Dev. Rev. Bonds VRDN
                   (Harbor Point), Ser. D, 3.4s, 12/1/06
                   (Citibank LOC)                                              VMIGI               2,200,000
      1,900,000  Palm Springs Cmnty., Redev. Agcy. VRDN
                   COP (Headquarters Hotel 10), 4.05s ,
                   12/1/14 (Citibank LOC)                                      VMIGI               1,900,000
      2,000,000  Pasadena, VRDN COP (Rose Bowl Impt.),
                   4.05s, 12/1/16 (Canadian Imperial Bank LOC)                 VMIGI               2,000,000
      1,525,000  Riverside Cnty., Hsg. Auth. Multi-Fam.
                   Rev. Bonds VRDN (Mtn. View Apts.),
                   Ser. A, 4s, 8/1/25 (Redlands Federal
                   Savings & Loan LOC)                                         A-1+                1,525,000
      1,680,000  San Bernadino Cnty., Multi-Fam. Rev. Bonds
                   VRDN (Woodview Apts.), Ser. I, 4s, 4/1/07
                   (Swiss Bank LOC)                                            VMIGI               1,680,000
        300,000  San Bernardino Cnty., Multi-Fam. Hsg. VRDN
                   (Castle Pk. Apts), Ser. A, 3.3s, 11/1/05
                   (Bank of Tokyo Mitsubishi LOC)                              VMIGI                 300,000
      2,000,000  San Diego, Multi-Fam. Hsg. Rev. Bonds VRDN
                   (Flores), Ser. A, 4s, 6/1/05 (Swiss Bank LOC)               VMIGI               2,000,000
      2,200,000  San Diego, Hsg. Auth. Multi-Fam. Hsg.
                   Rev. Bonds VRDN (Paseo Point Apartments),
                   Ser. A, 4s, 8/1/15 (Bank of Tokyo Mitsubishi LOC)           Aa2                 2,200,000
      2,200,000  San Diego, Hsg. Auth. Rev. Bonds VRDN
                   (Carmel Del Mar Apts.), Ser. A, 4s, 12/1/15
                   (Citibank LOC)                                              VMIGI               2,200,000
      1,000,000  San Jacinto, Uni School Dist. COP (School Fac.
                   Bridge Funding), FSA, 3.45s, 9/1/27                         AAA                 1,000,000
        170,000  San Mateo Cnty., Trans. Auth. Rev. Bonds,
                   Ser. A, MBIA, 4s, 6/1/98                                    Aaa                   170,215
        350,000  San Mateo Cnty., Trans. Dist Rev. Bonds,
                   Ser. A, MBIA, 4s, 6/1/98                                    Aaa                   350,442
      1,400,000  Stockton, Multi-Fam. Hsg. Rev. Bonds VRDN
                   (Mariners Pointe Assoc.), Ser. A, 4.05s,
                   9/1/18 (Bank of America LOC)                                A-1+                1,400,000
      1,600,000  Vista, Multi-Fam. Hsg. VRDN (Var-Ref-A-Rmkt-
                   11/1/95), 4s, 5/1/05 (Swiss Bank LOC)                       VMIGI               1,600,000
                                                                                              --------------
                 Total Municipal Bonds and Notes
                   (cost $43,523,024)                                                         $   43,523,024

MUNICIPAL COMMERCIAL PAPER (3.5%) * (cost $1,605,344)
PRINCIPAL AMOUNT                                                               RATING                  VALUE
------------------------------------------------------------------------------------------------------------
      1,600,000  Los Angeles, Wastewater Syst. , 3.8s, 10/2/97
                   (Union Bank of Switzerland LOC)                             P-1            $    1,605,344
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $45,128,368) ***                                     $   45,128,368
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $45,606,083.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

    Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade" or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

     Moody's Investor Service, Inc.
     MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
     MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
     AAA/Aaa = Extremely strong capacity to pay interest and repay principal
     AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
     Aa2/P-1 = Superior capacity for repayment
     P-2 = Strong capacity for repayment

     Standard & Poor's Corp.
     SP-1 = Overwhelming safety characteristics
     SP-2 = Strong capacity to pay interest and repay principal.
     A-1+ = Overwhelming degree of credit and protection
     A-1 = Strong degree of safety
     A-2 = Considered strong but lacks solid strength for timely repayment

***  The aggregate identified cost on a tax basis is the same.

     The rates shown on VRDN are the current interest rates shown at
     September 30, 1997, which are subject to change based on the terms of the security.

     The fund had the following industry group concentration greater than 10% at September 30, 1997 (as a percentage of net assets):

        Housing          51.1%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                   $45,128,368
---------------------------------------------------------------------------------------------------
Cash                                                                                         24,160
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                              206,322
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      522,060
---------------------------------------------------------------------------------------------------
Total assets                                                                             45,880,910

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        71,829
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   92,470
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 38,801
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 3,409
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    946
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       67,372
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           274,827
---------------------------------------------------------------------------------------------------
Net assets                                                                              $45,606,083

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                                $45,606,083
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($45,606,083 divided by 45,606,083 shares)                                                    $1.00
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1997

Tax exempt interest income                                                              $1,368,940
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           177,716
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              75,772
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            7,253
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,833
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     14,016
--------------------------------------------------------------------------------------------------
Registration fees                                                                            2,591
--------------------------------------------------------------------------------------------------
Auditing                                                                                    20,981
--------------------------------------------------------------------------------------------------
Legal                                                                                       13,200
--------------------------------------------------------------------------------------------------
Postage                                                                                     16,331
--------------------------------------------------------------------------------------------------
Other                                                                                        4,697
--------------------------------------------------------------------------------------------------
Total expenses                                                                             336,390
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (74,857)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               261,533
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,107,407
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $1,107,407
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                               Year ended September 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $ 1,107,407        $   941,879
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      1,107,407            941,879
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (1,107,407)          (941,879)
Increase from capital share transactions (Note 4)                                         1,678,666          8,787,774
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,678,666          8,787,774

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                        43,927,417         35,139,643
----------------------------------------------------------------------------------------------------------------------
End of year                                                                             $45,606,083        $43,927,417
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                   Year ended September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        $0.0283          $0.0270          $0.0288          $0.0192          $0.0175
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        $0.0283          $0.0270          $0.0288          $0.0192          $0.0175
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                         $(0.0283)        $(0.0270)        $(0.0288)        $(0.0192)        $(0.0175)
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                       2.87             2.74             2.92             1.94             1.77
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $45,606          $43,927          $35,140          $44,799          $45,364
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        .85              .93             1.00              .67              .89
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       2.80             2.73             2.84             1.84             1.78
-------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts. ( Note 2)




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost which approximates market value of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

E) Amortization of bonds premium Premiums from purchases of short-term investments are amortized using the straight-line method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investment, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.25%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $74,857 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $173 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges. These charges apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds Corp. received no monies in contingent deferred sales charges from such redemptions for the year ended September 30, 1997.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $469,671,698 and $456,055,222, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net value of $1.00 per share were as follows:

                                            Year ended
                                           September 30
------------------------------------------------------------
                                       1997             1996
------------------------------------------------------------
Shares sold                     162,560,591       98,400,833
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,013,805          874,218
------------------------------------------------------------
                                163,574,396       99,275,051
------------------------------------------------------------

Shares
repurchased                    (161,895,730)     (90,487,277)
------------------------------------------------------------
Net increase                      1,678,666        8,787,774
------------------------------------------------------------



Federal tax information

(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Overseas Growth Fund

+ Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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AN055-36844 064   11/97